EXHIBIT 99.1
                                 ------------

                Computational Materials and/or ABS Term Sheet.


                               CMO CW 0524E 1A                                                          [LOGO OMITTED] Goldman Sachs
                           Scenario Report (Intex)



                                                                                Generated: 05/15/2005 16:13:20           Page 1 of 2
====================================================================================================================================
CUSIP XXXXXXXXX       Monthly                             As Of       9/05   Pricing          9/14/05     Original     25,000,000.00
Description:     Senior                                                      Settle           9/29/05     Balance      25,000,000.00
Coupon:          5.250%                                                      Next Proj       10/25/05     Factor          1.00000000
Collateral:      Cpn  5.50  WAC 5.95  WAM 360  WALA 0                        Stated Final      0/0/00     Delay                   24
Historical CPR's: 9/05=  8/05=  7/05=  3mo=  6mo=  12mo=  SI=
Curve: 3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
------------------------------------------------------------------------------------------------------------------------------------

Input        Output            PSA            PSA            PSA              PSA              PSA              PSA              PSA
-------     -------     ----------     ----------     ----------       ----------      -----------       ----------        ---------
PREPAY                         300            100            200              400              600              800             1000
Cleanup                         NO             NO             NO               NO               NO               NO               NO
            Av Life         13.492         23.485         18.578            9.428            5.154            3.955            3.278
Price        Window     10/08-9/35     10/08-9/35     10/08-9/35       10/08-9/35      10/08-11/11       10/08-2/10        9/08-4/09
97-00         Yield          5.600          5.519          5.547            5.686            5.919            6.080            6.224
97-04         Yield          5.586          5.509          5.535            5.668            5.890            6.043            6.180
97-08         Yield          5.572          5.499          5.524            5.650            5.861            6.006            6.136
97-12         Yield          5.558          5.489          5.512            5.632            5.831            5.969            6.092
97-16         Yield          5.544          5.479          5.501            5.614            5.802            5.933            6.049

97-20         Yield          5.530          5.469          5.490            5.596            5.773            5.896            6.005
97-24         Yield          5.516          5.459          5.478            5.578            5.744            5.859            5.962
97-28         Yield          5.502          5.449          5.467            5.560            5.715            5.822            5.918
98-00         Yield          5.489          5.439          5.456            5.542            5.686            5.786            5.875
98-04         Yield          5.475          5.429          5.444            5.524            5.657            5.749            5.831
98-08         Yield          5.461          5.419          5.433            5.506            5.628            5.713            5.788

98-12         Yield          5.447          5.409          5.422            5.488            5.599            5.676            5.745
98-16         Yield          5.433          5.399          5.410            5.470            5.571            5.640            5.702
98-20         Yield          5.420          5.389          5.399            5.453            5.542            5.604            5.659
98-24         Yield          5.406          5.379          5.388            5.435            5.513            5.567            5.616
98-28         Yield          5.392          5.369          5.377            5.417            5.485            5.531            5.573

99-00         Yield          5.378          5.359          5.366            5.399            5.456            5.495            5.530
99-04         Yield          5.365          5.349          5.354            5.382            5.427            5.459            5.487
99-08         Yield          5.351          5.339          5.343            5.364            5.399            5.423            5.444
99-12         Yield          5.338          5.329          5.332            5.346            5.370            5.387            5.401
99-16         Yield          5.324          5.320          5.321            5.329            5.342            5.351            5.359

99-20         Yield          5.310          5.310          5.310            5.311            5.313            5.315            5.316
99-24         Yield          5.297          5.300          5.299            5.294            5.285            5.279            5.274
99-28         Yield          5.283          5.290          5.288            5.276            5.257            5.243            5.231
100-00        Yield          5.270          5.280          5.277            5.259            5.228            5.208            5.189
100-04        Yield          5.256          5.271          5.266            5.241            5.200            5.172            5.147

100-08        Yield          5.243          5.261          5.255            5.224            5.172            5.136            5.104
100-12        Yield          5.230          5.251          5.244            5.206            5.144            5.101            5.062
100-16        Yield          5.216          5.242          5.233            5.189            5.116            5.065            5.020
100-20        Yield          5.203          5.232          5.222            5.172            5.088            5.030            4.978
100-24        Yield          5.189          5.222          5.211            5.154            5.060            4.994            4.936


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.


                               CMO CW 0524E 1A                                                          [LOGO OMITTED] Goldman Sachs
                           Scenario Report (Intex)


                                                                                Generated: 05/15/2005 16:13:20           Page 2 of 2
====================================================================================================================================
CUSIP XXXXXXXXX       Monthly                             As Of       9/05   Pricing          9/14/05     Original     25,000,000.00
Description:     Senior                                                      Settle           9/29/05     Balance      25,000,000.00
Coupon:          5.250%                                                      Next Proj       10/25/05     Factor          1.00000000
Collateral:      Cpn  5.50  WAC 5.95  WAM 360  WALA 0                        Stated Final      0/0/00     Delay                   24
Historical CPR's:  9/05=  8/05=  7/05=  3mo=  6mo=  12mo=  SI=
Curve: 3m=  6m=  1yr=  2yr=  3yr=  4yr=  5yr=  7yr=  10yr=  30yr=
------------------------------------------------------------------------------------------------------------------------------------



Input     Output      PSA       PSA       PSA       PSA        PSA        PSA       PSA
------    ------    -----     -----     -----     -----      -----      -----     -----
100-28     Yield    5.176     5.213     5.200     5.137      5.032      4.959     4.894
101-00     Yield    5.163     5.203     5.189     5.120      5.004      4.924     4.852
101-04     Yield    5.149     5.194     5.179     5.103      4.976      4.888     4.810
101-08     Yield    5.136     5.184     5.168     5.085      4.948      4.853     4.769
101-12     Yield    5.123     5.174     5.157     5.068      4.920      4.818     4.727

101-16     Yield    5.110     5.165     5.146     5.051      4.892      4.783     4.685
101-20     Yield    5.097     5.155     5.135     5.034      4.865      4.748     4.644
101-24     Yield    5.083     5.146     5.125     5.017      4.837      4.713     4.602
101-28     Yield    5.070     5.136     5.114     5.000      4.809      4.678     4.561
102-00     Yield    5.057     5.127     5.103     4.983      4.782      4.643     4.520



This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. This material is based upon information that we consider reliable, but we do not represent it as accurate or complete. We or persons involved in the preparation or issuance of this material, may from time to time have positions or conduct transactions in the securities mentioned herein. This material has been issued by Goldman Sachs & Co. and has been approved by Goldman Sachs International, a member of The Securities and Futures Authority, in connection with distribution in the United Kingdom, and by Goldman Sachs Canada in connection with distribution in Canada. Additional information on any of the securities, futures or options mentioned in this material may be obtained upon request. For this purpose, persons in Italy should contact Goldman Sachs S.I.M. S.P.A. in Milan, or at its London branch office at 133 Fleet Street. Goldman Sachs International may have acted upon or used this research prior to, or immediately following its publication.